UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  January 4, 1999



Commission        Registrant; State of Incorporation;     IRS Employer
File Number       Address; and Telephone Number           Identification Number
-----------       -----------------------------           ---------------------
1-13739           UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY           86-0062700
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000

Item 5. Other Events
        ------------

      As  previously reported, on December 10, 1998, the  Arizona
Corporation Commission (ACC) approved an order to put into effect the Retail Electric Competition Rules (Rules) on January 1, 1999.

      On  January 4, 1999, Tony West (Republican) took office  as
ACC Commissioner, replacing Renz Jennings (Democrat), whose term had expired.

     On January 5, 1999, the ACC approved an order which:
     --   granted Motions for Reconsideration of the Rules,
     -- granted the Affected Utilities (TEP and other utilities in Arizona regulated by the ACC) a waiver from compliance with the Rules, and
     --   granted a stay of the Rules.

The  order stated that the ACC had "failed to adequately  address the issues necessary to begin implementing competition in the electric industry in a timely or consistent manner." The order also directed the ACC Hearing Division to establish a Procedural Schedule for dealing with unresolved issues. These matters include, among others:

     -- establishing a competitive market structure between other jurisdictions and the Affected Utilities;
     -- determination of the quantification and recovery of stranded costs;
     -- approval of unbundled tariffs, which provide separate rates for generation, transmission, distribution, metering, meter reading, billing and collection, and ancillary services;
     -- questions of federal and state jurisdiction on transmission issues critical to system reliability; and
     --  pricing and cost recovery for must run generation.

      On January 6, 1999, the ACC Hearing Division issued a Procedural Order requesting all interested parties and Affected Utilities to file the following by January 20, 1999:
     -- a list of issues that still need to be resolved in electric industry restructuring,
     -- the proposed order in which the issues should be resolved, -- the proposed method for resolution and the time frames necessary, and
     -- any comments on a January 4, 1999 joint proposal by the Arizona Attorney General's Office and the Residential Utility Consumer Office which suggested a procedural schedule for resolution of the remaining issues in electric industry restructuring.

A Procedural Conference is scheduled to be held on January 22, 1999 to discuss the above issues. The Company anticipates that shortly thereafter the Hearing Division will issue a Procedural Schedule to set the timeframe for hearings on these issues.

     The Company cannot predict the outcome of these matters.

							 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiary.



                               UNISOURCE ENERGY CORPORATION
                              ----------------------------
                                      (Registrant)



Date: January 8, 1999                   Ira R. Adler
                               ----------------------------
                                        Ira R. Adler
                                Executive Vice President and
                                 Principal Financial Officer



                              TUCSON ELECTRIC POWER COMPANY
                              -----------------------------
                                      (Registrant)



 Date: January 8, 1999                 Ira R. Adler
                              -----------------------------
                                       Ira R. Adler
                               Executive Vice President and
                                Principal Financial Officer